SYMONS CAPITAL APPRECIATION INSTITUTIONAL FUND

Supplement to the Prospectus dated March 31, 2011

Supplement dated August 12, 2011

The Board of Trustees has determined to redeem all outstanding shares of the Symons Capital Appreciation Institutional Fund (the “Fund”) and to cease operations of the Fund due to the adviser’s decision that it is no longer economically viable to continue managing the Fund as a result of the Fund’s small asset size and the increasing regulatory and operating costs borne by the adviser.

As of the date of this supplement, the Fund is no longer accepting purchase orders for its shares and it will close effective as of September 16, 2011. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to September 16, 2011 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 31, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 679-6667.